Fees and Expenses - Arena Strategic Income Fund	Aug. 20, 2026
Prospectus [Line Items]
Expense Heading [Optional Text]	Fees and Expenses of the Fund
Expense Narrative [Text Block]

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Expenses Not Correlated to Ratio Due to Acquired Fund Fees [Text]	The total annual fund operating expenses and net operating expenses after fees waived and/or expense reimbursements do not correlate to the ratio of expenses to average net assets in the financial highlights, which reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.